UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

Form 8-K/A
Amendment No. 1

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 10, 2020

EXACTUS, INC.
(Exact name of the registrant as specified in its charter)

Nevada	000-55828	27-1085858
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

80 NE 4th Avenue, Suite 28, Delray Beach, FL 33483
(Address of principle executive offices) (Zip code)

Registrant’s telephone number, including area code: (561) 455-4822

__________________________________________
(Former name or address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

[ ] Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
[ ]

Explanatory Note – The original version of this Current Report, filed on March 16, 2020 (the “Original Report”), incorrectly identified the Date of Report as February 4, 2020. As disclosed in Item 1.01 and 5.02, below, the date of the earliest event reported in the Original Report is March 10, 2020, being the date of resignation of the person serving as President of the Company, after which the position of President became vacant. This Amendment No. 1 to the Original Report is filed to correct the Date of Report on the cover page. No other changes have been made to the Original Report.

SECTION 1- Registrant’s Business and Operations

Item 1.01
Entry into a Material Definitive Agreement.

On February 4, 2020, Exactus, Inc. (the “Company”) announced it had entered into a Supply and Distribution Agreement with Hemptown, USA, enabling the Company to purchase and sell Hemptown’s Cannabigerol (CBG) and Cannabidiol (CBD) products, including top flower, biomass and extracts (crude, isolates, distillates, and water soluble). Ceed2Med, LLC, the Company’s largest shareholder, is also a significant investor in Hemptown USA and is party to a distribution agreement with the Company. The Chief Executive Officer and Ceed2Med, LLC will cooperate in developing plans to coordinate the Company’s efforts to introduce CBG and expand its efforts to sell CBD products. During Q1 2020, purchase orders for approximately $950,000 of CBD and CBG products have been received.

On November 27, 2019 the Company entered into a series of agreements (the “Purchase Agreement”) with a single institutional investor (the “Purchaser”), pursuant to which the Company agreed to sell to Purchaser, in a series of 3 closings, up to $1,944,444 in aggregate principal amount of the Company’s senior secured convertible promissory notes (the “Notes”) and warrants to purchase shares of the Company’s Common Stock (the “Warrants”). On November 27, 2019 (the “Initial Closing Date”), the Company issued a Note in the principal amount of $833,333, which is the only borrowing the Company has made under the Notes, as more fully described in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on December 4, 2019. During March 2020, the Company obtained waivers of certain provisions of the Purchase Agreements in order to defer required registration of Common Stock of the Company and extend payment of amounts of installments of principal and interest, among other things.

SECTION 5 – CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02
Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On March 5, 2020 the board of directors unanimously approved the appointment of Derek Du Chesne to the additional position of President of the Company. Prior to this appointment, Mr. Du Chesne served as Chief Growth Officer since February 2020, a newly-created position. Emiliano Aloi, who previously served as President and Interim Chief Executive Officer, will continue to serve as Interim Chief Executive Officer of the Company.

Derek Du Chesne, age 32, was the Chief Growth Officer for EcoGen Laboratories, the largest vertically-integrated manufacturer and supplier of hemp-derived specialty ingredients in the U.S.A, since January of 2019.  He was a consultant for EcoGen prior to becoming a partner at the company.  Mr. Du Chesne is a brand management professional who has a proven track record of success through concept, development, and launch, building iconic brands by orchestrating successful campaign deployment on both a global and regional scale.  He is a strategic leader who has repeatedly led teams to maximize performance in order to achieve stakeholders’ goals on time and in full. From July of 2016 until February of 2019, Mr. Du Chesne co-founded and launched Healing Ventures, a full-service agency and digital marketplace dedicated to servicing the hemp industry. From September of 2014 until July of 2016, he served as Chief Marketing Officer of Klique, Inc., a group dating platform created to help curb sexual assaults on campuses.  Prior to that Derek was a film and television producer and actor, who has worked with Bruce Willis, Robert DeNiro, and other actors.

Mr. Du Chesne was retained under the terms of an Employment Agreement dated February 18, 2020 (the “Agreement”) as previously disclosed in our Current Report on Form 8-K filed with the Securities and Exchange Commission on February 20, 2020. In connection with acceptance of his appointment to the position of President, Mr. Du Chesne will receive 1 million shares of restricted common stock, and the exercise price of 1 million previously awarded options will be reduced to 90% of the market price of such shares on the date of issuance. Mr. Du Chesne is expected to assume the position of President following completion of an ongoing restructuring of the Company, as more fully described in Item 8.01 below.

Section 8.- OTHER EVENTS

Item 8.01 Other Events.

COVID-19 -
The Company is providing the following update on its business operations. As result of the global outbreak of the COVID-19 virus, on March 13, 2020 the Company evaluated its ongoing effort to prepare and file its annual report on Form 10-K for the fiscal year ended December 31, 2019.

Certain Company officers and management as well as professional staff and consultants are unable to conduct work required to prepare our financial report for the year ended December 31, 2019. In addition, we are concerned with issues raised concerning our inventory located in Oregon, Florida and Nevada, where COVID-19 infections have been identified. Each of these states has declared a state of emergency and travel safety and concerns are paramount.

As a result, the Company expects to be unable to compile and review certain information required in order to permit the Company to file a timely and accurate annual report on Form 10-K for its year ended December 31, 2019 by the prescribed date without unreasonable effort or expense due to circumstances related to COVID-19.

On March 4, 2020 the Securities and Exchange Commission (the "SEC") issued an Order under Section 36 (Release No. 34-88318) of the Securities Exchange Act of 1934 ("Exchange Act") granting exemptions from specified provisions of the Exchange Act and certain rules thereunder (the "Order"). The Orderprovides that a registrant (as defined in Exchange Act Rule 12b-2) subject to the reporting requirements of Exchange Act Section 13(a) or 15(d), and any person required to make any flings with respect to such a registrant, is exempt from any requirement to file or furnish materials with the Commission under Exchange Act Sections 13(a), 13(f), 13(g), 14(a), 14(c), 14(f), 15(d) and Regulations 13A, Regulation 13D-G (except for those provisions mandating the fling of Schedule 13D or amendments to Schedule 13D), 14A, 14C and 15D, and Exchange Act Rules 13f-1, and 14f-1, as applicable, where certain conditions are satisfied.

The Company is relying on this Order for filing of its Form 8-K the later of March 31, 2020 or original filing deadline of the report and expects to file its annual report on Form 10-K approximately 45 days after March 31, 2020.

The Company is supplementing the risk factors previously disclosed in the Company's Annual Report on Form 10-K for the year ended December 31, 2018 and its subsequent Quarterly Reports on Form 10-Q and Current Reports on From 8-K, with the following risk factor:

War, terrorism, other acts of violence or natural or manmade disasters such as a global pandemic may affect the markets in which the Company operates, the Company's customers, the Company's delivery of products and customer service, and could have a material adverse impact on our business, results of operations, or financial condition.

The Company's business may be adversely affected by instability, disruption or destruction in a geographic region in which it operates, regardless of cause, including war, terrorism, riot, civil insurrection or social unrest, and natural or manmade disasters, including famine, food, fire, earthquake, storm or pandemic events and spread of disease (including the recent outbreak of the coronavirus commonly referred to as "COVID- 19"). Such events may cause customers to suspend their decisions on using the Company's products and services, make it impossible to attend or sponsor trade shows or other conferences in which our products and services are presented to distributors, customers and potential customers, for our customers to visit our farms, extraction facilities, manufacturing locations or other physical locations, cause restrictions, postponements and cancellations of events that attract large crowds and public gatherings such as trade shows at which we have historically presented our products, and give rise to sudden significant changes in regional and global economic conditions and cycles that could interfere with purchases of goods or services, commitments to develop new brands and white label products, or agriculture and farming. Furthermore, our agriculture and farming depends on the availability of labor which in turn isdependent upon the ability of agricultural/farm workers to travel, sometimes from foreign countries, and the ability of third parties to contract with us for services on which we depend. The inability or delays in preparing farms for future crops startingin 2020, and planting, harvesting, drying, trimming, warehousing and transportation disruptions in 2020 and later could result from events such as COVID-19. These events also pose significant risks to the Company's personnel and to physical facilities, transportation and operations, which could materially adversely affect the Company's financial results.

Any significant disruption to communications and travel, including travel restrictions and other potential protective quarantine measures against COVID-19 by governmental agencies, may increase the difficulty and could make it impossible for the Company to deliver goods services to its customers. Travel restrictions and protective measures against COVID-19 could cause the Company to incur additional unexpected labor costs and expenses or could restrain the Company's ability to retain the highly skilled personnel the Company needs for its operations. The extent to which COVID-19 impacts the Company's business, sales and results of operations will depend on future developments, which are highly uncertain and cannot be predicted.

We believe the novel coronavirus (COVID-19) has negatively affected our corporate operations necessary to prepare and maintain accurate accounting and reporting, and could continue to do so in the foreseeable future. The coronavirus has resulted in restrictions, postponements and cancelations and the impact, extent and duration of the government imposed restrictions on travel and public gatherings as well as the overall effect of the COVID-19 virus is currently unknown.

The ongoing circumstances resulting from the COVID-19 virus outbreak magnify the challenges faced from our continuing efforts to introduce and sell our products in a challenging environment and could have an impact on our business and financial results.

Company Restructuring Efforts -

Since January 2020, the Company has been re-evaluating its activities during a difficult market in which prices of flower, biomass, isolate and distillate, the Company’s principal products offered for sale, have fallen dramatically in the face of oversupply, diminishing demand and regulatory uncertainty. Considering these market changes, the Company has endeavored to focus on bulk raw ingredient sales as well as a rebrand and redesign of its consumer products for launch. As a result, the Company has accepted the resignations and terminated 9 employees and independent contractors responsible for marketing and sales, including the recently retained Vice President of Sales and Marketing and Chief Information Officer. During this period, the Company also faced challenges that required seeking extension of certain payments to vendors and others, and received waivers and amendments to certain financing agreements, as more fully described in Item 1.01, above. During March 2020, the Company extended offers to each of its terminated employees and independent contractors to pay separation payments that would provide them with full payment of all amounts due and owing. Certain amounts claimed to be due, the compensation rate of certain persons, and terms of employment have been disputed by the Company. The total amounts claimed to be due, whether or not disputed, represent approximately $153,000. On March 3, 2020, the Company received notice of a lawsuit filed by two of its terminated employees entitled Ryan Borcherds and Miriam Martinez v. Exactus, Inc., pending in the circuit court, Palm Beach County, Case No. 890 (February 26, 2020). Mr. Borcherds and Ms. Martinez each seek approximately $10,000 in unpaid wages and have asserted claims including breach of contract and violation of the Fair Labor Standards Act (“FSLA”). One of the named plaintiffs was terminated “for cause” for alleged violations of Company policies and procedures. The Company disputes allegations of existence of any employment agreement and disputes claims under the FLSA, since as a small business ,the Company is not subject to the FLSA.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains statements as to the Company's beliefs and expectations of the outcome of future events that are forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. You can identify thesestatements by the fact that they do not relate strictly to historical or current facts. Examples of these statements include, but are not limited to, statements regarding the anticipated impact of the COVID-19 outbreak on travel and physical locations, the anticipated impact of such outbreak on our results of operations, and possible effect of the postponement and cancellation of trade shows and events on our overall revenues. These forward- looking statements are subject to risks and uncertainties that could cause actual results to differ materially from the statements made. These risks and uncertainties include, but are not limited to, the effects of the COVID- 19 outbreak, including on our agricultural activities (including our hemp farms located in Oregon and other sources of CBD and CBG biomass for the 2020 grow season) and levels of consumer, business and economic confidence generally. The duration of the COVID-19 outbreak and severity of such outbreak, the pace of recovery following the COVID-19 outbreak, the effect on our supply chain, our ability to implement cost containment and business recovery strategies; and the adverse effects of the COVID-19 outbreak on our business or the market price of our common stock and the risk factors described in our Annual Report on Form 10-K for the year ended December□31, 2018 and our subsequent filings with the U.S. Securities and Exchange Commission, including subsequent quarterly reports on Forms 10-Q and current reports on Form 8-K are uncertain. Except as required by law, the Company does not undertake any obligation to release publicly any revisions to forward-looking statements made by it to reflect events or circumstances occurring after the date hereof or the occurrence of unanticipated events.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amended report to be signed on behalf of the undersigned hereunto duly authorized.

EXACTUS, INC.

Date: March 17, 2020	By: /s/ Kenneth Puzder Kenneth Puzder Chief Financial Officer